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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported) October 3, 2003


                WINTHROP CALIFORNIA INVESTORS LIMITED PARTNERSHIP
                -------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)


       0-14536                                           04-2869812
------------------------                    ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)


7 Bulfinch Place, Boston, Massachusetts                                 02114
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)

                                 (617) 570-4600
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

         On October 3, 2003, Winthrop California Investors Limited Partnership, a Delaware limited partnership (the "Partnership"), entered into a settlement agreement (the "Settlement Agreement") with Crow Irvine #2, a California limited partnership ("Crow"), pursuant to which certain disputes between the parties were settled, including the disputes which were the subject of the cases pending in the Superior Court of the State of California, County of Orange, as Case No. 00CC004296 and Case No. 812346 (the "Lawsuits"). The Partnership had been engaged in the Lawsuits with Crow relating to certain matters concerning Crow Winthrop Development Limited Partnership, a Maryland limited partnership of which Crow is the General Partner and the Partnership is the Limited Partner (the "Development Partnership"). A copy of the Settlement Agreement is attached hereto as Exhibit 99.1 and incorporated herein by reference.

         Concurrently with the execution of the Settlement Agreement, Crow and the Partnership executed a Fifth Amendment to the Partnership Agreement of the Development Partnership dated effective October 3, 2003 (the "Fifth Amendment"). The Fifth Amendment amended certain provisions of the Limited Partnership Agreement and Certificate of Amendment of the Development Partnership (the "Development Partnership Agreement"). As more fully described in the Fifth Amendment, a copy of which is attached hereto as Exhibit 99.2 and incorporated herein by reference, the Fifth Amendment provides, among other things, for the following:

         1. EXCHANGE OF PARTNERSHIP INTEREST. If (i) the Partnership Preference (as defined below) and any accrued and unpaid Yield (as defined below), if applicable, is not paid to the Partnership as provided in paragraph 3 below by October 3, 2008, or (ii) the Partnership prevails in an action as provided in paragraph 4 below, then, automatically and without further action by Crow or the Partnership, Crow shall become the limited partner of the Development Partnership with all of the rights and obligations of the Limited Partner now possessed by the Partnership, other than the Partnership's right to receive distributions of Capital Proceeds (as such term is defined in the Fifth Amendment) from a Capital Transaction (as such term is provided in the Fifth Amendment) as provided in paragraph 3 below and the Partnership's right to receive distributions upon termination and winding up of the Development Partnership as provided in paragraph 3 below, and the Partnership shall become the General Partner of the Development Partnership with all of the rights and obligations of the General Partner now possessed by Crow, including but not limited to all fees and contractual rights to which Crow or its Affiliates are entitled, other than Crow's right to receive distributions of Capital Proceeds from a Capital Transaction as provided in paragraph 3 below and Crow's right to receive distributions upon termination and winding up of the Development Partnership as provided in paragraph 3 below.

         2. DISTRIBUTION OF CASH FLOW. Cash Flow (as such term is defined in the Fifth Amendment) for each calendar year (or fractional portion thereof) shall be distributed as follows: (i) to Crow, an amount of Cash Flow which, when added to all fees and other payments made to Crow or any Affiliate of Crow by the Development Partnership and/or any entity in which the Development Partnership has a direct or indirect interest in such calendar year, shall equal $3,500,000 (or, in the case of any fractional portion of a calendar year, an amount equal to the product of $3,500,000 and a fraction, the numerator of which is the number of days in such fractional portion of a calendar year, and the denominator of which is 365), unless Crow is in default under the Settlement Agreement or the Partnership is the General Partner as provided in paragraph 1 above; and (ii) to the Partnership, an amount of Cash Flow which, when added to all fees and other payments made to the Partnership or any Affiliate of the Partnership by the Development Partnership and/or any entity in which the Development Partnership has a direct or indirect interest in such calendar year, shall equal $3,500,000 (or, in the case of any fractional portion of a calendar year, an amount equal to the product of $3,500,000 and a fraction, the numerator of which is the number of days in such fractional portion of a calendar year, and the denominator of which is 365), if Crow is in default under the Settlement Agreement or the Partnership is the General Partner as provided in paragraph 1 above. Any Cash Flow that is not distributed shall be held in reserves or used to pay expenses of the Development Partnership other than those payable to Crow if clause (i) above is in effect or the Partnership, if clause (ii) above is in effect.


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         3. DISTRIBUTION OF PROCEEDS OF A CAPITAL TRANSACTION. Capital Proceeds
arising from a Capital Transaction shall be applied in the following order of priority: (i) an amount thereof, not to exceed a cumulative total of $8,000,000, may be reserved by the Development Partnership for payment of (1) Operating Expenses (as such term is defined in the Development Partnership Agreement), (2) the cost of capital improvements to any asset of the Development Partnership (or of any entity in which the Development Partnership has a direct or indirect interest) made in accordance with the terms and conditions of the Development Partnership Agreement, (3) to the extent not covered by clause (1) and clause
(2) above, interest reserves, capital repairs, capital replacements, capital improvements, governmental fees, assessments and bonds, and pre-development expenses relating to the Excess Land (as such term is defined in the Development Partnership Agreement) and any Improvements (as such term is defined in the Development Partnership Agreement) thereon or any other assets and Improvements owned by the Development Partnership or any entity in which the Development Partnership has a direct or indirect interest, or (4) inter-company loans and the repayment of same between the Development Partnership and the Development Partnership Subsidiaries (as such term is defined in the Fifth Amendment) or between the Development Partnership Subsidiaries, but in no event shall any of the expenditures as provided in this paragraph 3 be paid to Crow or any Affiliate of Crow; (ii) subject to the limitation described in (i) above, the remaining amount of such Capital Proceeds shall be distributed to the Partnership promptly after the consummation of such Capital Transaction, provided that such amount shall not exceed a cumulative total of $22,000,000 (the "the Partnership Preference"); and (iii) after the Partnership Preference and any accrued and unpaid Yield, if applicable, has been paid in full to the Partnership, all other Capital Proceeds shall be distributed to Crow. If after October 3, 2005, any portion of the Partnership Preference remains unpaid, then, commencing November 3, 2005, the Partnership shall be entitled to receive an additional sum (the "Yield") equal to six percent (6%) per annum times the Partnership Preference (or the remaining unpaid portion thereof). The Yield shall be payable semi-annually on the first day of April 2006 and on the first day of each sixth (6th) month anniversary thereafter until the Partnership Preference and any accrued and unpaid Yield, if applicable, has been paid in full. The Yield shall be paid from Cash Flow that is not distributed to Crow or the Partnership, as the case may be, as provided in paragraph 2 above, and to the extent that such Cash Flow is insufficient to pay the Yield in full as and when the Yield is due and payable, the Yield shall be paid by Crow from its own funds.

         Upon payment to the Partnership of the Partnership Preference and the Yield, if any, the Partnership shall surrender its interest in the Development Partnership to Crow and the Partnership will no longer have any rights in the Development Partnership.

         4. REMEDY UPON DEFAULT, FRAUD, ETC. In the event Crow is in default of the terms of the Development Partnership Agreement (as amended by the Fifth Amendment), Crow shall have ten (10) days to cure any such default after receipt from the Partnership of notice setting forth the existence of the specific default to be cured. If (i) Crow fails to cure a default of which it has been given notice within ten (10) days of receipt of such notice, and the Partnership initiates an action and is granted a judgment against Crow to the effect that Crow committed such default and failed to cure such default within ten (10) days of receipt of such notice, or (ii) the Partnership initiates an action for fraud, embezzlement, conversion, misappropriation of funds, breach of fiduciary duty, self-dealing or similar cause of action, and the Partnership is granted a judgment against Crow in such action on any such cause of action, then the Partnership will become the General Partner of the Development Partnership and Crow will become the Limited Partner as provided in paragraph 2 above. Thereafter, the Partnership will remain the General Partner of the Development Partnership and Crow will remain the Limited Partner, only until such time as the Partnership has been paid the Partnership Preference and any unpaid Yield, if applicable, at which time the Partnership will surrender its Development Partnership interest pursuant to paragraph 3 above. If the Partnership initiates an action against Crow seeking remedy of a default of the Development
Partnership Agreement (as amended by the Fifth Amendment) or for fraud, embezzlement, conversion, misappropriation of funds, breach of fiduciary duty, self-dealing or similar cause of action, and Crow is the prevailing party then, in addition to any other relief awarded to Crow, Crow will recover from the Partnership the sum of two (2) times the attorney's fees actually incurred by Crow in defense of such action.
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         5. CERTAIN LIMITATIONS AND RESTRICTIONS. The Partnership and Crow agree to certain additional limitations or restrictions on Crow's authority to take certain actions on behalf of the Development Partnership, including: (i) making certain additional loans to the Development Partnership; (ii) entering into certain agreements or executory contracts; (iii) contributing Development Partnership assets to a joint venture or other entity or forming a subsidiary of the Development Partnership; (iv) entering into any agreement the effect of which would be (a) to prevent or inhibit the execution or enforcement of the Partnership's rights under the Development Partnership Agreement, including but not limited to the exchange of the General Partner's rights and obligations as provided in paragraph 1 above or (b) to diminish the potential Capital Proceeds that could be derived from a Capital Transaction with respect to any Development Partnership asset (or any entity in which the Development Partnership has a direct or indirect interest) in order to increase the Cash Flow of the Development Partnership; and (v) entering into, approving or consummating certain Capital Transactions with Affiliates. Such limitations and restrictions are more fully described in the Development Partnership Agreement.

Concurrently with the execution of the Settlement Agreement, on October 3, 2003, Crow and certain of its affiliates and other persons ("Crow Parties") and the Partnership and certain of its affiliates other persons ("Winthrop Parties") executed a Mutual General Release of Past Claims (the "Release") pursuant to which each of the Crow Parties unconditionally and irrevocably released the Winthrop Parties, and each of the Winthrop Parties unconditionally and irrevocably released the Crow Parties, from all actions or claims which it now has or hereafter may have, by reason of any matter, cause or act from the inception of time until, but not including, the date of the Settlement Agreement, relating to or otherwise in respect of the Development Partnership, Crow Winthrop Operating Partnership (the "Operating Partnership"), any entity in which either the Development Partnership or the Operating Partnership has a direct or indirect interest, and/or any asset of the Development Partnership, the Operating Partnership or any such other entity, including, without limitation, the Lawsuits. A copy of the Release is attached hereto as Exhibit
99.3 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

         The following exhibits are filed as part of this report:

         99.1 Settlement Agreement dated October 3, 2003 between Crow Irvine #2 and Winthrop California Investors Limited Partnership.

         99.2 Fifth Amendment to Limited Partnership Agreement and Certificate of Amendment of Crow Winthrop Development Limited Partnership dated effective October 3, 2003 by and between Crow Irvine #2 and Winthrop California Investors Limited Partnership.

         99.3 Mutual General Release of Past Claims dated October 3, 2003 between Crow Irvine #2, Winthrop California Investors Limited Partnership and the "Crow Parties" and "Winthrop Parties" named therein.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 10th day of October, 2003.

                              WINTHROP CALIFORNIA INVESTORS
                              LIMITED PARTNERSHIP

                              By: Winthrop Financial Associates,
                                  A Limited Partnership, as
                                  Managing General Partner


                                       By: /s/ Peter Braverman
                                           -------------------
                                               Peter Braverman
                                               Executive Vice President



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                                  EXHIBIT INDEX


          Exhibit                                                                                  Page
          -------                                                                                  ----
99.1      Settlement Agreement dated October 3, 2003 between Crow Irvine #2 and Winthrop
          California Investors Limited Partnership.                                                  7

99.2      Fifth Amendment to Limited Partnership Agreement and Certificate of
          Amendment of Crow Winthrop Development Limited Partnership dated effective October 3, 2003 by and between Crow Irvine #2 and Winthrop
          California Investors Limited Partnership.                                                 14

99.3      Mutual General Release of Past Claims dated October 3, 2003 between
          Crow Irvine #2, Winthrop California Investors Limited Partnership and
          the "Crow Parties" and "Winthrop Parties" named therein.                                  28